UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________

Schedule 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TREASURE GLOBAL INC

(Name of Registrant as Specified in Its Charter)

___________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739
New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

November 14, 2025

To Our Stockholders:

The Treasure Global Inc. Special Meeting of Stockholders (the “Special Meeting”) will be held virtually on November 24, 2025, at 9:00 a.m. Eastern Time.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your on-going support of Treasure Global Inc.

Sincerely,

/s/ Carlson Thow
Carlson Thow
Chief Executive Officer

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739
New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:00 a.m. (Eastern Time) on November 24, 2025

Notice is hereby given that the 2025 Special Meeting of Stockholders (the “Special Meeting”) of Treasure Global Inc, Delaware corporation (“Company,” “we,” “us” and “our”), will be held on November 24, 2025, at 9:00 a.m. (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting https://web.viewproxy.com/tgl/2025 during the meeting. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)    To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect a reverse stock split of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio of one-to-twenty (1-for-20) (the “Reverse Split”), to maintain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Split Authorization”) (Proposal 1);

(2)    To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 2).

The items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Special Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Special Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Split Authorization (Proposal 1), and a vote “FOR” the Adjournment Proposal (Proposal 2).

All stockholders are invited to attend the Special Meeting virtually and no stockholder will be able to attend the Special Meeting in person. The Special Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting — How Do I Vote At The Special Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Special Meeting.

WHO CAN VOTE?

You can vote at the Special Meeting if you were a stockholder of record as of the close of business on November 12, 2025 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Special Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Special Meeting.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Special Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Special Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Special Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Special Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

/s/ Carlson Thow
Carlson Thow
Director and Chief Executive Officer
New York, New York
November 14, 2025

i

TREASURE GLOBAL INC
276 5th Avenue, Suite 704 #739
New York, New York 10001
PROXY STATEMENT

For Special Meeting of Stockholders to Be Held on November 24, 2025

The Board of Directors (the “Board”) of Treasure Global Inc, a Delaware corporation (“Treasure Global,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2025 Special Meeting of Stockholders of the Company (“Special Meeting”) to be held on November 24, 2025, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting — How Do I Vote at the Special Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about November 14, 2025.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about November 14, 2025, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement. The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Special Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 276 5th Avenue, Suite 704 #739, New York, NY 10001.

This Proxy Statement contains information about the matters to be voted on at the Special Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about November 14, 2025, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Special Meeting. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Special Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at https://web.viewproxy.com/tgl/2025.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Carlson Thow, the Chief Executive Officer and a director of the Company, and See Wah “Sylvia” Chan, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Q: What is the purpose of the Special Meeting?

A: At our Special Meeting, stockholders will vote on: (i) approval of an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect a reverse stock split of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio of 1-for-20 (the “Reverse Stock Split”) to maintain compliance with Nasdaq Listing Rule 5550(a)(2); and (ii) approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://web.viewproxy.com/tgl/2025, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Special Meeting. The Special Meeting is scheduled to be held on November 24, 2025, at 9:00 a.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Special Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the internet. On or about November 14, 2025, we will mail to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Special Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Special Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the proxy materials and our Annual Report on the Company’s website at https://ir.treasureglobal.co.

You may not vote on the Company’s website.

The Company urges you to request your materials before November 21, 2025 so that you will receive them in a timely manner in order to vote at the Special Meeting.

Q: Who may attend the Special Meeting?

A: The Special Meeting is open to all stockholders of record as of close of business on November 12, 2025 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Special Meeting Online?

A: You may attend the Special Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at https://web.viewproxy.com/tgl/2025 using your Virtual Control Number that is on the Internet Availability Notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on November 21, 2025. On the day of the Special Meeting, if you have properly registered, you may log in to attend the Special Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Special Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Special Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Special Meeting. Online access will begin at 9:00 a.m. Eastern Time on November 24, 2025, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time on November 24, 2025.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Special Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Special Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Treasure Global common stock as of the close of business on November 12, 2025. Each share of Treasure Global common stock is entitled to one vote. As of the Record Date, the Company have approximately 13,309,982 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Special Meeting:

•        Approval of an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect a reverse or forward stock splits of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a of one-to-twenty (1-for-20) (the “Reverse Split”) to maintain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Split Authorization”) (Proposal 1);

•        Approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 2);

•        any other business that properly comes before the meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

•        “FOR” Split Authorization; and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Special Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Special Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Special Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a stockholder of record, you must:

•        First register at https://web.viewproxy.com/tgl/2025 by 11:59 p.m., Eastern time, on November 21, 2025. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the proxy materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Special Meeting.

If you do not have your Virtual Control Number, you may still attend the Special Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Special Meeting.

•        On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

•        If you wish to vote your shares electronically at the Special Meeting, you will need to visit www.aalvote.com/TGL during the Special Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

•        Obtain a legal proxy from your broker, bank or other nominee.

•        Register at https://web.viewproxy.com/tgl/2025 by 11:59 p.m., Eastern time, on November 21, 2025.

You must enter your name, phone number and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Special Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Special Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Special Meeting.

•        On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

•        If you wish to vote your shares electronically at the Special Meeting, you will need to visit www.aalvote.com/TGL during the Special Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting live webcast. Please be sure to check in by 8:45 a.m., Eastern time, on November 24, 2025, the day of the Special Meeting, so that we may address any technical difficulties before the Special Meeting live webcast begins. If you encounter any difficulties accessing the Special Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

The Company urges you to vote before November 24, 2025 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Special Meeting. You may do this by:

•        signing another proxy card with a later date and returning it to us prior to the Special Meeting; or

•        voting again by telephone or through the Internet during the virtual Special Meeting.

Your attendance at the Special Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Our legal counsel will count the votes and will serve as the inspector of election (the “Inspector of Election”).

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•        FOR Split Authorization (Proposal 1); and

•        FOR Adjournment Proposal (Proposal 2)

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Special Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: The proposals to be voted on at our Special Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Special Meeting?

A: Your shares are counted as present at the Special Meeting if you attend the Special Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Special Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Special Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Special Meeting.

Q: How Many Votes are Needed for Each Proposal to Pass?

A:

Proposals	Vote Required
1. Split Authorization;	Majority of the shares present and entitled to vote on the matter
2. Adjournment of the Special Meeting	Majority of the shares present and entitled to vote on the matter

Q: Do I Have Dissenters’ (Appraisal) Rights?

A: Appraisal rights are not available to our stockholders with any of the proposals brought before the Special Meeting.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election or other authorized representatives examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Special Meeting and will announce the final voting results of the Special Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Special Meeting?

A: None of the officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

Q: What if other matters are presented for consideration at the Special Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact +1 (866) 804-9616.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1 — TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AUTHORIZING THE BOARD, WITHOUT FURTHER STOCKHOLDER APPROVAL, TO EFFECT A REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, TO SET THE TIMING OF A STOCK SPLIT, OR TO REFRAIN FROM TAKING SUCH ACTION, AT A RATIO OF”), AT A RATIO BETWEEN THE RANGE OF ONE-FOR-TWO AND 1-FOR-20 (THE “REVERSE SPLIT”) TO MAINTAIN COMPLIANCE WITH NASDAQ LISTING RULE 5550(a)(2) (THE “SPLIT AUTHORIZATION”)

Overview

On October 24, 2025, the Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation (the “Split Authorization Amendment”) authorizing the Board, in its discretion and without further stockholder approval, to effect a reverse of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a ratio between the range of one-for-two (1:2) and one-for-twenty (1:20) (1-for-20), or to determine not to effect any split. The purpose of this proposal is to provide the Board with flexibility to take corporate actions necessary to maintain compliance with Nasdaq Listing Rule Nasdaq Listing Rule 5550(a)(2) (minimum bid-price requirement).

Rationale for the Proposal

The Board of Directors believes that a Reverse Split should, at least initially, and based upon reverse split of the issued and outstanding shares of Common Stock at an estimated ratio of one-for-twenty (1:20) (“Estimated Split Ratio”), and $0.7220 stock price as of October 24, 2025, increase the price of our shares of Common Stock to approximately $15.44 per share, in the event that our Board of Directors elected to implement the maximum reverse based on the Estimated Split Ratio, of which the final determination of the split ratio will be determined by the Board of Directors. Our stockholders should understand that as of the date of the Definitive Information Statement, our Board has not determined the exact ratio of the Reverse Split nor the date that the Reverse Split will be implemented.

While the Reverse Split will not increase the total market value of our Common Stock, the Board of Directors believes that the increase in the price of our shares of Common Stock, which increase may not necessarily be sustained, should make our shares of Common Stock more attractive to potential investors, encourage investor interest and trading in, and possibly the marketability of, our Common Stock, and allow us to maintain compliance with Nasdaq’s $1.00 minimum bid price requirement.

Our primary objective in effectuating the Reverse Split would be to attempt to raise the per-share trading price of our Common Stock to continue our listing on The Nasdaq Capital Market. To maintain listing, Nasdaq requires, among other things, that our Common Stock maintains a minimum closing bid price of $1.00 per share. On October 24, 2025, the closing price for our Common Stock on The Nasdaq Capital Market was $0.7220 per share.

We expect that the Reverse Split would increase the bid price per share of our Common Stock and reduce the risk of our stock trading below $1.00 in the future, thereby satisfying or maintaining this listing requirement. However, there can be no assurance that the Reverse Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our Common Stock on The Nasdaq Capital Market. We are not aware of any present efforts by anyone to accumulate our Common Stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups, or markdowns) that constitute a higher percentage of their total share value than would be the case if the share price of our Common Stock was higher. This difference in transaction costs may also limit the willingness of institutional investors to purchase shares of our Common Stock.

Trading in our shares of Common Stock also may be adversely affected by a variety of policies and practices of brokerage firms that discourage individual brokers within those firms from dealing in low-priced stocks. These policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Similarly, many brokerage firms are reluctant to recommend low-priced stocks to their customers and the analysts at many brokerage firms do not provide coverage for such stocks. The Board also believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Split, and the anticipated increase in the price of the Common Stock, could generate interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the Company’s aggregate market capitalization could be reduced to the extent that any increase in the market price of the Common Stock resulting from the Reverse Split is proportionately less than the decrease in the number of shares of Common Stock outstanding.

The Board further believes that the total number of shares of our Common Stock currently outstanding is disproportionately large relative to our present market capitalization and that the Reverse Split would bring the number of outstanding shares to a level more in line with other companies with comparable market capitalizations. Moreover, the Board considered that the number of outstanding shares of Common Stock is unreasonably large in relation to the Company’s operations. Upon implementation of the Reverse Split and decrease of the number of shares of Common Stock that are issued and outstanding, our investors may more easily understand the impact on earnings or loss per share attributable to future developments in our business.

We ultimately cannot predict whether, and to what extent, the Reverse Split would achieve the desired results. The price per share of our Common Stock is a function of various factors, including the profitability of our business operations.

Accordingly, there can be no assurance that the market price of our Common Stock after the Reverse Split would increase in an amount proportionate to the decrease in the number of issued and outstanding shares, or would increase at all, that any increase can be sustained for a prolonged period of time or that the Reverse Split would enhance the liquidity of, or investor interest in, our Common Stock.

Principal Effects of the Reverse Split

After the filing of the Definitive Information Statement on Schedule 14C and the final determination by the Board of Directors of the ratio of the Reverse Split, which is expected to be one-for-twenty (1:20), the Company will file a Certificate of Amendment to our Certificate of Incorporation with the State of Delaware substantially in the form of Exhibit A to and submit a Corporate Event Notification Form to Nasdaq and take the appropriate actions in order to comply with Nasdaq Rule 5250(e)(7).

Except for the number of shares of Common Stock issued and outstanding, the rights and preferences of shares of our Common Stock prior and subsequent to the Reverse Split would remain the same. We do not anticipate that our financial condition, the percentage of our stock owned by management, the number of our stockholders, or any aspect of our current business would materially change as a result of the Reverse Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act and, as a result, we are subject to periodic reporting and other requirements. The proposed Reverse Split would not affect the registration of our Common Stock under the Exchange Act.

After the Effective Date of the Reverse Split, each stockholder would own a reduced number of shares of our Common Stock, based upon the ratio of the reverse, which will be subject to the determination of our Board of Directors. However, a Reverse Split would affect all stockholders equally and will not affect any stockholder’s percentage ownership of the Company, except for the immaterial result that the Reverse Split shall involve in the rounding up of any fractional shares up to the next whole in such a manner that every stockholder shall own at least one (1) share subsequent to the Reverse Split, as described herein. Proportionate voting rights and other rights and preferences of the holders of our Common Stock would not be affected by the Reverse Split. There will be no payment of cash in lieu of any fractional shares. Furthermore, the number of stockholders of record would not be affected by the Reverse Split.

Authorized but Unissued Shares; Potential Dilution and Anti-Takeover Effects.

Upon the Effective Date of the Reverse Split, the Company is expected to have approximately 12,649,982 shares issued and outstanding, assuming a one-for-twenty (1:20) Reverse Split and will continue to have 600,000,000 shares of Common Stock authorized. The ultimate determination of the Board of Directors on the ratio of the Reverse Split shall be based upon, among other factors, the prevailing market price of the Company’s shares of Common Stock during the period prior to the Reverse Split determination. After the Reverse Split is implemented, there will be available, in any event, a significant number of authorized but unissued shares of Common Stock available for issuance from time to time for business purposes as reasonably determined by the Board of Directors, including for use in capital-raising transactions and acquisitions, among other purposes, consistent with our business objectives.

The significant increase in the proportion of unissued authorized shares to issued shares after the Reverse Split could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of our Company with another company), we are not proposing the Reverse Split in response to any effort of which we are aware to accumulate any of our shares of our Common Stock or to otherwise seek to obtain control of the Company. Our Board of Directors does not currently contemplate recommending the adoption of any other proposals that could be construed to affect the ability of anyone to take over or change the control of the Company.

We believe that the availability of the additional shares will provide us with the flexibility to pursue potential transactions as they arise, to take advantage of desirable business opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions using shares of Common Stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements.

If we issue additional shares for any of the above purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially. Furthermore, the additional shares of Common Stock that would become available for issuance upon the Effective Date of the Reverse Split could also be used by the Company’s management to oppose any potential hostile takeover attempt or delay or prevent changes in control or changes in or removal of the Company.

For example, without further stockholder approval, our Board of Directors could authorize the issuance and sale of shares of Common Stock in one or more private transactions to purchasers who would oppose a takeover or favor the current Board. Although the Reverse Split was based upon business and financial considerations that we consider reasonable and necessary as of the Record Date, as discussed above, stockholders nevertheless should be aware that approval of one or more of the proposals could facilitate future efforts by management to deter or prevent a change in control of the Corporation.

Fairness of the Process

The Board of Directors did not obtain a report, opinion or appraisal from an appraiser or financial advisor with respect to the Reverse Split and no representative or advisor was retained on behalf of the unaffiliated stockholders to review or negotiate the transaction. The Board of Directors concluded that the additional expense of these independent appraisal procedures was unreasonable in relation to the Company’s available cash resources and concluded that the Board of Directors could adequately establish the fairness of the Reverse Split without the engagement of third parties.

Outstanding Shares

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding		Hypothetical Initial Market Value of Shares of Common Stock Issued and Outstanding*
Pre-Reverse Stock Split	600,000,000	16,962,004		$13,196,439.11
Post-Reverse Stock Split (assuming a split ratio of 1:20)	600,000,000	848,100	*	$659,821.80

____________

*        Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on November 13, 2025 of $0.7780 by 848,100 (the number of shares outstanding on the effective date of the Reverse Stock Split) and dividing that product by the Estimated Split Ratio of one-for-twenty (1:20).

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.00001 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

We present earnings per share (“EPS”) in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share,” and we will comply with the requirements of SFAS No. 128 with respect to reverse stock splits. In pertinent part, SFAS No. 128 says as follows: “If the number of common shares outstanding decreases as a result of a the Reverse Split, the computations of basic and diluted EPS shall be adjusted retroactively for all periods presented to reflect that change in capital structure. If changes in Common Stock resulting from reverse stock splits occur after the close of the period but before issuance of the financial statements, the per-share computations for those and any prior period financial statements presented shall be based on the new number of shares. If any per-share computations reflect such changes in the number of shares, that fact shall be disclosed.

Potential Risks of the Proposal

Implementation of the Split Authorization may not achieve the intended objectives. Among other risks:

—     There can be no assurance that a reverse split will permanently increase the market price of the Common Stock or maintain Nasdaq compliance.

—     Reduced float may impair liquidity and increase volatility.

—     The increase in authorized but unissued shares (if not proportionally reduced) could permit future issuances that may dilute existing stockholders.

—     Market participants may perceive a reverse split as a signal of weakness, potentially creating downward pressure on the stock price.

Additional risks are discussed in the section titled “Risk Factors” beginning on page 16 of this proxy statement and in the Company’s periodic SEC filings.

Implementation and Timing

If approved by stockholders, the Board may file the Certificate of Amendment with the Delaware Secretary of State at any time. The Board may elect to implement one or more splits within the approved range or to take no action. The Board will consider the Company’s compliance status, market conditions, and strategic factors before proceeding.

Procedure for Implementing the Amendment

The amendment will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Exhibit A. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the U.S.;

•        a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the Company’s outstanding shares entitled to vote. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 1.

PROPOSAL 2 — APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 2).

Background and Rationale

The Board of Directors has determined that it is in the best interests of the Company and its stockholders to obtain approval to adjourn the Special Meeting in the event that the votes received at the Special Meeting are insufficient to approve Proposal 1. If at the Special Meeting the number of shares of common stock present or represented and voting in favor of Proposal 1 (the “Split Authorization Proposal”) or any other proposal is insufficient to approve such proposal, our management intends to move to adjourn the Special Meeting to solicit additional proxies. If the Adjournment Proposal is approved, the meeting may be adjourned to another time or place, if necessary, to solicit additional proxies.

If the Special Meeting is adjourned for any reason, at any subsequent reconvened meeting the Company may submit the same proposals for stockholder approval that were set forth in the original notice of the Special Meeting. No other business may be transacted at the reconvened meeting. The Board may determine not to adjourn the meeting even if the Adjournment Proposal is approved, if it concludes that additional solicitation is unlikely to change the outcome of the vote.

Although the Adjournment Proposal relates specifically to the potential adjournment of the Special Meeting if there are insufficient votes to approve Proposal 1 (the “Split Authorization Proposal”), the authority to adjourn, if approved, could also be used in connection with any other proposal where additional solicitation of proxies may be appropriate.

If the Special Meeting is adjourned and reconvened within 30 days of the original date, no additional notice of the reconvened meeting will be required other than an announcement at the meeting. Because this is considered a routine matter under applicable Nasdaq rules, brokers may exercise discretion to vote uninstructed shares on the Adjournment Proposal. Unless you instruct otherwise, the persons named as proxies will vote in their discretion on any motion to adjourn the meeting.

Risk Factors

Additional risks are discussed in the section titled “Risk Factors” of this proxy statement and in the Company’s periodic SEC filings.

Interests of Officers and Directors in this Proposal

The officers and directors of the Company do not have any substantial interest, direct or indirect, in this proposal.

Vote Required

The vote required is the majority of the shares present in person or by proxy. This is a routine matter. Brokers may vote in their discretion. Broker non-voted shares are not expected to affect the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, for all statements about future plans. Forward-looking statements include, among others, statements concerning: the Company’s expectations regarding the proposed reverse stock split and its potential effect on compliance with Nasdaq listing requirements; the anticipated impact of the proposed amendment to the Certificate of Incorporation authorizing digital-asset and blockchain-based treasury activities; the potential benefits of the amended equity incentive plan; the Company’s strategic objectives, financial condition, liquidity, and capital-markets access; and any other statements of plans, beliefs, or future events that are not historical facts. Words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “will,” “would,” “could,” and similar expressions are intended to identify such forward-looking statements.

These statements are based on management’s current expectations, estimates, assumptions, and projections about the Company’s business, the industries in which it operates, and general economic conditions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and factors, many of which are beyond the Company’s control, that could cause actual results or outcomes to differ materially from those expressed or implied. Important factors that may cause such differences include, among others: the Company’s ability to successfully implement the reverse stock split and maintain compliance with Nasdaq listing standards; market reaction to the reverse split; the Company’s access to capital markets under the Form S-3 “baby shelf” limitation; dilution from outstanding convertible or warrant securities; and the other risks described in the section titled “Risk Factors” in this proxy statement and in the Company’s annual reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of the Record Date, that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he/she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by them.

Name and Address of Beneficial Owner(1)	Title	Common Stock	Percent of Common Stock(2)
Officers and Directors
Carlson Thow	Chief Executive Officer and Executive Director	—
See Wah “Sylvia” Chan	Chief Financial Officer	18,063	* %
Kok Pin “Darren” Tan	Director	—
Wei Ping Leong	Director	—
Wai Kuan Chan	Director	—
Chan Meng Chun	Executive Director	372,326	2.20%
Officers and Directors as a Group (total of 5 persons)		390,389	2.30%

5%+ Stockholders
Weshare Management SDN BHD		1,764,706	10.40%
Astute All Advisory Ltd		1,666,667	9.83%
Myviko Holding Sdn Bhd		3,094,250	18.24%
5%+ Stockholders as a Group (total of 1 person)		3,431,373	38.47%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the principal address of the named directors and directors and 5% stockholders of the Company is care of Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

(2)      Based on 16,962,004 shares outstanding as of November 14, 2025

RISK FACTORS

An investment in our common stock involves significant risks. Stockholders and potential investors should carefully review the risks described in this proxy statement under the section titled “Risk Factors,” together with the risk factors and other information contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as amended, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents that we have filed or may in the future file with the Securities and Exchange Commission, each of which is incorporated by reference into this proxy statement. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations. If any of the risks described occur, our business, financial condition, results of operations, or cash flows could be materially and adversely affected, and the trading price of our common stock could decline, causing you to lose all or part of the value of your investment.

Potential Decline in Market Price After Reverse Split

The market price of the Company’s Common Stock may not increase in proportion to the Reverse Stock Split ratio, and the market price could decline following the Reverse Stock Split. There can be no assurance that the market price of the Common Stock after the Reverse Stock Split will equal or exceed the pre-split price multiplied by the applicable ratio. The market price may decline because the aggregate value of the Company has not changed, and lower liquidity could negatively affect trading.

Reduced Liquidity of Common Stock

As a result of the Reverse Stock Split, the number of shares available for trading will decrease proportionally. Fewer shares could make it more difficult for investors to buy or sell significant numbers of shares without materially affecting the market price. Lower trading volume may limit investors’ ability to buy or sell our shares quickly or without materially affecting the market price. Reduced liquidity may increase volatility, widen bid-ask spreads, and impair our stock’s attractiveness to institutional investors or analysts that rely on active trading markets. These factors could adversely affect the market value of our common stock.

Creation of Odd-Lot Holdings

The reverse stock split may result in some stockholders owning odd-lot shares that may be more difficult to sell. Broker-dealers often charge higher transaction fees for odd-lot sales, which could discourage sales and adversely affect liquidity.

Continued Nasdaq Compliance Risk

There can be no assurance that the Company will maintain compliance with Nasdaq’s minimum bid-price requirement following the Reverse Stock Split. While the reverse split is intended to raise the price per share above one dollar, market forces could reduce the price again. If the bid price falls below the required threshold for a sustained period, the Company could again be subject to delisting proceedings. Although a reverse stock split would be intended to help the Company regain compliance with Nasdaq’s $1.00 minimum bid-price requirement, there can be no assurance that the post-split trading price will satisfy Nasdaq’s continued listing standards over the long term. Market conditions, investor sentiment, or Company-specific developments could cause the price to fall below the minimum threshold again, triggering renewed non-compliance and potential delisting proceedings. In addition, the Company must continue to satisfy other quantitative and qualitative Nasdaq standards, including minimum market value of publicly held shares, stockholders’ equity, and corporate governance requirements.

No Change to Business Fundamentals

The Reverse Stock Split will not affect the Company’s underlying business fundamentals. The Reverse Stock Split not change total stockholders’ equity or the Company’s operations, assets, liabilities, or prospects.

Increase in Authorized but Unissued Shares

The Reverse Stock Split could result in the Company having a significantly increased number of authorized but unissued shares if the total authorized shares are not reduced proportionally. This could result in substantial potential dilution if the Company issues additional shares in the future for capital raising, acquisitions, or compensation purposes.

Negative Investor Perception

There is a risk that some investors may perceive the Reverse Stock Split as a negative signal, viewing it as an indication of financial distress. This perception could result in downward pressure on the stock price and reduced investor interest.

Accounting Adjustments and Comparability

The Reverse Stock Split could have unintended accounting consequences. Adjustments to per-share data such as earnings per share, book value per share, and other metrics could alter comparability across reporting periods.

Administrative and Technical Implementation Risks

The Company’s transfer agent, brokerage firms, and clearing systems will need to coordinate implementation of the Reverse Stock Split. Errors or delays in these processes could result in trading disruptions, inaccurate account balances, or delays in settlement.

Broad Board Discretion

The Company’s Board of Directors has broad discretion in implementing the Reverse Stock Split. The Board may choose the timing of the Reverse Stock Split or may abandon the split entirely.

Potential for Dilution from Unreduced Authorized Shares

If the Board elects not to proportionally reduce the number of authorized shares, management will have greater flexibility to issue additional shares without further stockholder approval. While this flexibility could benefit the Company, it also increases the potential for dilution of existing stockholders.

Fractional Share Treatment and Tax Consequences

Fractional shares created by the Reverse Stock Split will be rounded up to the nearest whole share or paid out in cash, depending on the Board’s decision. Stockholders receiving cash for fractional shares could be subject to tax consequences.

Uncertain Effect on Capital-Raising Ability

The Reverse Stock Split could affect the Company’s ability to raise additional capital. A higher per-share price may improve perceptions among institutional investors, but reduced float may limit investor participation.

Potential Anti-Dilution Adjustments

The Reverse Stock Split may trigger certain anti-dilution adjustments or contractual provisions in existing financing instruments, which could change conversion ratios, warrant coverage, or exercise prices.

Market and Volatility Effects

The Reverse Stock Split could alter trading dynamics, including bid-ask spreads, daily volume, and volatility. Market makers may adjust their participation levels or quoting behavior.

Tax Considerations for Stockholders

The Reverse Stock Split may have tax implications. Generally, the transaction should be tax-neutral under U.S. federal income tax laws, but holders of fractional shares receiving cash may recognize gain or loss.

Potential Impairment of Institutional Investment Interest

If the Company’s Common Stock is perceived as highly volatile following the Reverse Stock Split, institutional investors may be less likely to invest, reducing market visibility.

Uncertain Nasdaq Listing Continuity

Stockholder approval of these proposals does not guarantee continued listing on Nasdaq. Other quantitative listing standards could still pose compliance risks.

Absence of Appraisal Rights

Stockholders will not have appraisal rights under Delaware law in connection with the Reverse Stock Split and related charter amendment.

Operational Coordination Risks

The Reverse Stock Split requires coordination with multiple entities, including Nasdaq, the SEC, FINRA, DTC, and the transfer agent. Any delay could cause trading issues.

Reputational and Market Perception Risk

The Company cannot predict how the Reverse Stock Split will be viewed by current or prospective investors, securities analysts, or the financial media.

Costs of Implementation

Implementation of the Reverse Stock Split will incur legal, accounting, transfer agent, and mailing costs that may not be offset by resulting benefits.

Failure to Achieve Intended Market Effects

The Reverse Stock Split may not improve investor perception if the Company’s financial performance does not improve.

Uncertainty of Stockholder Approval

If the proposals do not receive sufficient support, the Company could remain out of compliance with Nasdaq requirements and risk delisting.

Failure to Regain or Maintain Nasdaq Minimum Bid-Price Compliance if the Reverse Stock Split Is Not Approved or Implemented

If stockholders do not approve the Reverse Stock Split or if the Company elects not to implement it, we may be unable to regain or maintain compliance with Nasdaq Listing Rule 5550(a)(2), which requires our common stock to maintain a minimum closing bid price of $1.00 per share. Nasdaq has provided the Company with notice of non-compliance, and our continued listing is dependent on demonstrating sustained compliance within the applicable cure period. Without approval of the Reverse Stock Split, the Company has no practical means of increasing the per-share market price of its Common Stock to meet the $1.00 threshold. Failure to regain compliance could result in the initiation of delisting proceedings by Nasdaq. Delisting from the Nasdaq Capital Market would likely have a material adverse effect on the liquidity, trading volume, and market price of our Common Stock. It could also impair our ability to raise capital through public or private offerings, as many institutional investors and funds are restricted from investing in securities that are not listed on a national securities exchange. In addition, delisting could reduce the possibility of obtaining analyst coverage, diminish investor confidence, and make it more difficult to attract and retain key employees who receive equity compensation. Even if the Reverse Stock Split is approved and implemented, there can be no assurance that our Common Stock will continue to trade above the $1.00 minimum bid price. Market conditions, investor sentiment, or operational developments outside of our control could cause our stock price to decline again, placing our listing in jeopardy despite the Reverse Stock Split.

ADDITIONAL INFORMATION

Solicitation Expenses:    Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement:    The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Treasure Global Inc, Investor Relations, 276 5th Avenue, Suite 704 #739, New York, NY 10001 or by calling Investor Relations at +6012 643 7688, or by sending an e-mail to ir_us@treasuregroup.co.

You may contact Treasure Global’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Special Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

Other Matters To Be Considered At The Special Meeting:    The Board is not aware of any other matters that are expected to come before the 2025 Special Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Special Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Carlson Thow

Director

Exhibit A

Reverse Stock Split Certificate of Amendment

AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
TREASURE GLOBAL INC

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Treasure Global Inc, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:    That at a meeting of the Board of Directors of Treasure Global Inc resolutions were duly adopted setting forth a proposed amendments of the Certificate of Incorporation of said corporation (the “Certificate of Incorporation”), declaring said amendments to be advisable. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding the following to Article IV:

Reverse Stock Split1. Effective as of 12:01 a.m. Eastern Time on ________ (the “Effective Time”), each ____ shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and shall be rounded up to a whole share. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

SECOND:    That thereafter, the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action approved of the proposed amendment by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware.

THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

____________

1     The Board of Directors has the discretion to file the Certificate of Amendment with the Secretary of State of the state of Delaware without this provision.

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IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on [•], 2025.

By:
Name:	Carlson Thow
Title:	Chief Executive Officer

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FRONT OF PROXY CARD

TREASURE GLOBAL INC

This Proxy is Solicited by the Board of Directors of Treasure Global Inc in Connection with the Special Meeting of Stockholders to be held on November 24, 2025.

The undersigned stockholder of the common stock of Treasure Global Inc, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November 14, 2025, hereby revokes all previous proxies and hereby appoints each of Carlson Thow and Sook Lee Chin proxy and attorney-in-fact, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned at the aforesaid Special Meeting, and at any adjournment or postponement thereof, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Treasure Global Inc held of record by the undersigned on November 12, 2025, which the undersigned would be entitled to vote if then and there personally present at the Special Meeting of Stockholders to be held virtually by internet webcast at www.viewproxy.com/TreasureGlobal/2025, Eastern Time on November 24, 2025, at 9:00 a.m., Eastern Time or and any adjournment or postponement thereof.

This year’s Special Meeting will be held only via the internet and will be a virtual meeting. To register to attend the virtual Special Meeting, please visit www.viewproxy.com/TreasureGlobal/2025 before 11:59 p.m. EST on November 21, 2025.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” SPLIT AUTHORIZATION IN PROPOSAL 1 AND FOR PROPOSALS 2 AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED, SELF ADDRESSED STAMPED ENVELOPE.

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

(Continued and to be signed on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held November 24, 2025.

The Proxy Statement to Stockholders and our Annual Report are available at: https://web.viewproxy.com/tgl/2025.

ROXY TREASURE GLOBAL INC SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 24, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of the common stock of Treasure Global Inc, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and hereby appoints Carlson Thow and See Wah “Sylvia” Chan, and each of them (with the power of substitution), as proxies, and hereby authorizes them to represent the undersigned at the Special Meeting, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Treasure Global Inc held of record by the undersigned on the Record Date, which the undersigned would be entitled to vote if then and there personally present at the Special Meeting of Stockholders of Treasure Global Inc to be held virtually via live webcast at https://web.viewproxy.com/tgl/2025 on November 24, 2025 at 9:00 a.m. Eastern Time or any adjournment or postponement thereof. The Special Meeting will be held only via the internet and will be a virtual meeting. This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2. The proxies named above also will vote in their discretion upon such other business as may properly come before the Special l Meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the Special Meeting. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the Special Meeting. Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated, and returned the proxy card. Before voting, read the proxy statement and proxy voting instructions. Thank you for voting. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. _ (Continued and to be marked, dated, and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held November 24, 2025: The Proxy Statement Report is available at: https://web.viewproxy.com/tgl/2025

The Board of Directors recommends a vote “FOR” Proposals 1 and 2. Proposal 1. To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect a reverse stock split of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio of one-to-twenty (1-for-20) (the “Reverse Split”), to maintain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Split Authorization”) (Proposal 1); FOR AGAINST ABSTAIN DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) Please indicate if you plan to attend this meeting Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) CONTROL NUMBER Please mark your votes like this☒ Proposal 2. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 2). FOR AGAINST ABSTAIN To transact such other business as may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the special meeting. Date Signature Signature (Joint Owners) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET Vote Your Proxy on the Internet: Go to www.aalvote.com/TGL Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1-(866)-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.